                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   November 25, 2002
                                                  -----------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                 1-07155                                13-2740040
---------------------------------------- -------------------------------------- -----------------------------------------
     (State or Other Jurisdiction                     (Commission                            (IRS Employer
           of Incorporation)                         File Number)                         Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                                               10577
--------------------------------------------------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                                       (Zip Code)

                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                                333-59287                               36-2467635
---------------------------------------- -------------------------------------- -----------------------------------------
     (State or Other Jurisdiction                     (Commission                            (IRS Employer
           of Incorporation)                         File Number)                         Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                                               10577
--------------------------------------------------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                                       (Zip Code)

       Registrants' telephone number, including area code: (914) 933-6400
                                                          ---------------

                                 Not Applicable
              ----------------------------------- ---------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of November 27, 2002, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

ITEM 5.  OTHER EVENTS.

         As previously announced by R.H. Donnelley Inc. (the "Company"), as part of the Company's acquisition of Sprint Publishing & Advertising ("SPA") from Sprint Corporation, GS Capital Partners 2000, L.P. and affiliated entities ("GSCP 2000") have agreed to invest $200 million through the purchase of shares of a new series of convertible preferred stock of R.H. Donnelley Corporation, the Company's parent ("Donnelley"), and warrants to purchase an aggregate of 1,650,000 shares of common stock of Donnelley pursuant to a preferred stock and warrant purchase agreement entered into as of September 21, 2002. On November 25, 2002, pursuant to a letter agreement by Donnelley, the Company and GSCP 2000 (the "Letter Agreement"), attached hereto as Exhibit 10.1, GSCP 2000 invested $70 million in Donnelley through the purchase of 70,000 shares of convertible preferred stock (the "Preferred Stock") of Donnelley and warrants to purchase 577,500 shares of common stock (the "Warrants") of Donnelley. This $70 million investment is a portion of GSCP 2000's $200 million commitment. Upon receipt of the net proceeds of $69.3 million, Donnelley contributed such net proceeds to the Company. The $70 million investment was made earlier than previously anticipated to facilitate the cure of a technical default under the indenture governing the Company's existing 9 1/8% Senior Subordinated Notes due 2008. The technical default resulted from the inadvertent failure of the Company to cause certain subsidiaries to be added to such indenture in 2000. The receipt of $70 million by Donnelley and the simultaneous contribution of the net proceeds to the Company offset certain restricted payments that had been made by the Company to Donnelley in 2000 and 2001 while the technical default existed. As a result of the investment and simultaneous contribution and the execution of a supplemental indenture to add those subsidiaries as guarantors, this technical default has been cured. The remaining investment of $130 million will be made by GSCP 2000 and/or other third parties in connection with the consummation of the acquisition of SPA.

         The Preferred Stock is subject to the terms and conditions of the Certificate of Designations attached hereto as Exhibit 3.1. The Warrants are subject to the terms and conditions of the Warrant Agreement, a form of which is attached hereto as Exhibit 4.1. The foregoing description of the Letter Agreement, the Certificate of Designations and the Warrants is qualified in its entirety by reference to the full text of each document, copies of which are incorporated herein by this reference.

         In connection with the sale of the Preferred Stock and Warrants, Donnelley granted to GSCP 2000 certain rights to require Donnelley to register for sale under the federal securities laws the Preferred Stock and the common stock to be acquired upon conversion of the Preferred Stock and exercise of the Warrants. These registration rights are subject to the terms and conditions of the Registration Rights Agreement attached hereto as Exhibit 10.2. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
         Number            Description
         -------           -----------

           3.1             Certificate of Designations of Series B-1 Convertible
                           Cumulative   Preferred   Stock   of  R.H.   Donnelley
                           Corporation.

           4.1             Form of Warrant Agreement.

           10.1 Letter Agreement, dated as of November 25, 2002, among R.H. Donnelley Corporation, R.H. Donnelley Inc.
                           and GS Capital Partners 2000, L.P. and entities affiliated therewith.

           10.2            Registration Rights Agreement, dated as of
                           November 25, 2002, among R.H. Donnelley Corporation and GS Capital Partners 2000, L.P. and entities affiliated therewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  R.H. DONNELLEY CORPORATION



                                  By:            /s/ Robert J. Bush
                                     ----------------------------------------
                                     Name:    Robert J. Bush
                                     Title:   Vice President and General Counsel


                                  R.H. DONNELLEY INC.



                                  By:            /s/ Robert J. Bush
                                     -------------------------------------------
                                     Name:  Robert J. Bush
                                     Title: Vice President and General Counsel



Date:  December 2, 2002

                                  EXHIBIT INDEX

         Exhibit
         Number      Description
         -------     -----------

           3.1       Certificate of Designations of Series B-1 Convertible
                     Cumulative Preferred Stock of R.H. Donnelley Corporation.

           4.1       Form of Warrant Agreement.

           10.1      Letter Agreement, dated as of November 25, 2002, among
                     R.H.  Donnelley  Corporation,  R.H.  Donnelley  Inc. and GS
                     Capital   Partners  2000,  L.P.  and  entities   affiliated
                     therewith.

           10.2      Registration Rights Agreement, dated as of November 25,
                     2002,  among  R.H.  Donnelley  Corporation  and GS  Capital
                     Partners 2000, L.P. and entities affiliated therewith.

                                       5